     THE STRONG
     SCHAFER VALUE
     FUND II
  -------------------------------------------------
     SEMI-ANNUAL REPORT o JUNE 30, 1999


                       [PICTURE OF STRONG FUNDS BUILDING]

                               TABLE OF CONTENTS

INVESTMENT REVIEW
     The Strong Schafer Value Fund II ...........................2

FINANCIAL INFORMATION
     Schedule of Investments in Securities ......................4
     Statement of Assets and Liabilities ........................5
     Statement of Operations ....................................6
     Statements of Changes in Net Assets ........................7
     Notes to Financial Statements ..............................8

FINANCIAL HIGHLIGHTS ............................................9


                                 [STRONG LOGO]
                            STRONG INVESTMENTS, INC.
                   P.O. Box 2936 o Milwaukee, Wisconsin 53201
              Strong Funds are offered by prospectus only. 12429H99

                                  ===============
                        THE STRONG SCHAFER VALUE FUND II
----------------------------------===============-------------------------------

FUND
 HIGHLIGHTS

o For the six months ended June 30, 1999, the Strong Schafer Value Fund II gained 8.69%.(1)

o Near the end of March 1999, the Fund generally bought larger-cap stocks, whose earnings growth prospects seemed particularly good. We used them to replace some of the portfolio's mid-cap stocks, whose earnings prospects appeared more clouded.

o The Fund's holdings in the financial area helped performance during the first quarter of 1999, but served as a drag during the second quarter.

---------------------------------------

            AVERAGE ANNUAL
            TOTAL RETURN(1)

             As of 6-30-99

           1-year         10.11%

  Since Inception          5.77%
    (on 10-10-97)

---------------------------------------

            FIVE LARGEST
           STOCK HOLDINGS

           As of 6-30-99

SECURITY                % OF NET ASSETS

Koninklijke Philips
Electronics NV                     3.6%

Maytag Corporation                 3.5%

Wells Fargo Company                3.4%

Chubb Corporation                  3.4%

Avnet, Inc.                        3.3%

Please see the Schedule of Investments
in Securities for a complete listing of the Fund's portfolio.



PERSPECTIVES
FROM THE MANAGER


/s/ David K. Schafer
David K. Schafer
Portfolio Manager

--------------------------------------------------------------------------------

While we continue to rigidly adhere to our  longstanding  policy of holding only stocks that have both P/E multiples below those of the S&P 500 and earnings-per-share growth prospects that appear greater than those of the S&P 500, we have made more than the normal number of changes to the portfolio during the first half of 1999. These changes were made primarily because mid-cap stocks, in which we have been increasingly investing over the past two years, have dramatically lagged the S&P 500. Our overriding goal in making these portfolio changes was to attempt to bring the Fund's future investment results back in line with those we have achieved over the past 25 years.

For that reason, we slightly shifted the Fund's emphasis. We reduced our weighting in mid-cap stocks and placed a greater emphasis on companies with a strong potential for making their earnings estimates. Some of the stocks that we have sold and their industries (in parentheses) include: W.R. Berkeley (Insurance), Champion Enterprises (Housing Related), IBP Corp. (Food), R&B Falcon (Oil Well Equipment and Service), and Western Resources (Electric Utility). Stocks that we added to the portfolio include Chubb Corp. (Insurance), Cadence Design Systems (Computer Software), ICN Pharmaceuticals
(Healthcare--Drug/Diversified),    Mylan     Laboratories    (Healthcare--
Drug/Diversified), Raytheon  Corp. (Aerospace and  Defense), and Sears (Retail).

                                           -------------------------------------

                                                      WE REDUCED OUR

                                                   WEIGHTING IN MID-CAP

                                                   STOCKS AND PLACED A

                                                     GREATER EMPHASIS

                                                    ON COMPANIES WITH

                                                   A STRONG POTENTIAL

                                                    FOR MAKING THEIR

                                                   EARNINGS ESTIMATES.

                                           -------------------------------------

--------------------------------------------------------------------------------

1 The Fund's returns include the effect of deducting the Fund's expenses, but do not include charges and expenses attributable to any particular insurance product. Including such insurance fees and expenses in the Fund's return quotations has the effect of decreasing the performance quoted. Average annual total return and total return measure change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change while total return reflects aggregate change, and is not annualized.

As shareholders of the Strong Schafer Value Fund II are painfully aware, value investing has been tough sledding for the past couple of years. During this time, we have been in an extremely narrowly-focused stock market, which has favored a small group of very large-cap growth stocks and a larger group of Internet-related stocks. The second quarter of 1999 represents the first period since mid-1997 that we have had a broadening in the U.S. stock market that has lasted for more than a couple of weeks. While the broadening we have seen in the last three months has been sporadic (two steps forward, one step backward), it has nonetheless been a welcome relief for value investors.

As long-term investors, we are leery of placing too much emphasis on a single quarter, but we do remain convinced that it is a question of "when," and not "if," our approach will return to favor. When this fundamental change does occur and becomes a long-term trend, we believe that the Fund's portfolio will be well-positioned to benefit from a more inclusive stock market. Therefore, we encourage all investors not to abandon value investing.

Thank you for your confidence in the Strong Schafer Value Fund II.


                     GROWTH OF AN ASSUMED $10,000 INVESTMENT
                            From 10-10-97 to 6-30-99

[GRAPH]
           THE STRONG SCHAFER      S & P 500           Lipper Growth and
              VALUE FUND II          Index*           Income Funds Index*
9-97              10,000             10,000                  10,000
12-97              9,919             10,072                  10,209
3-98              10,721             11,477                  11,373
6-98              10,005             11,856                  11,395
9-98               7,817             10,677                   9,974
12-98             10,135             12,950                  11,596
3-99              10,177             13,595                  11,841
6-99              11,016             14,554                  12,940


This graph, prepared in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Standard & Poor's 500 Stock Index ("S&P 500") and the Lipper Growth & Income Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares in the Fund.

--------------------------------------------------------------------------------

* The S&P 500 is an unmanaged index generally representative of the U.S. stock market. The Lipper Growth & Income Funds Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. Source of the S&P index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.


YOUR FUND'S
 APPROACH

THE STRONG SCHAFER VALUE FUND II USES A STRICT VALUE APPROACH. THIS DISCIPLINE IS APPLIED TO BOTH BUYING AND SELLING. TO AVOID PERSONAL BIAS, EACH STOCK IS PROPORTIONED EQUALLY IN THE FUND WHEN PURCHASED. THE PRICE PAID FOR A COMPANY, RELATIVE TO ITS PROFITS, MUST BE BELOW THE AVERAGE OF THE S&P 500. STOCKS ARE GENERALLY SOLD WHEN THEY BECOME "EXPENSIVE" RELATIVE TO THE S&P 500. THE COMPANY ALSO MUST HAVE GOOD PROSPECTS FOR INCREASING PROFITS. THE MANAGER'S FOCUS IS TO SCRUTINIZE THESE PROSPECTS CAREFULLY. THE FUND USES THIS APPROACH TO PURSUE LONG-TERM CAPITAL APPRECIATION THROUGH INVESTMENTS IN STOCKS.

--------------------------------------------------------------------------------

MARKET
 HIGHLIGHTS

o The 1999 first-quarter returns of the S&P 500 were again driven mostly by a small number of large-cap stocks. However, the market broadened considerably in the second quarter, as small- and mid-cap stocks finally began to participate in the market's gains. For the six months ended June 30, 1999, the S&P 500 Stock Index gained 12.38%.*

o The healthy U.S. economy continued to be a positive for the stock market, as investors' worries about rising interest rates and renewed inflation seemed to subside.

o Asian economic woes appeared to be moderating and had a less negative impact on our economy and stock market.

SCHEDULE OF INVESTMENTS IN SECURITIES                  JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
================================================================================
                          STRONG SCHAFER VALUE FUND II
================================================================================
                                                       Shares or
                                                       Principal      Value
                                                        Amount       (Note 2)
--------------------------------------------------------------------------------
COMMON STOCKS 98.7%
AEROSPACE & DEFENSE 6.0%
Lockheed Martin Corporation                              6,400      $  238,400
Raytheon Company Class B                                 4,000         281,500
                                                                    ----------
                                                                       519,900
AIRLINE 2.9%
FDX Corporation (b)                                      4,700         254,975

AUTO PARTS 3.1%
Borg-Warner Automotive, Inc.                             4,900         269,500

BANKS 14.9%
Bank of America Corporation                              3,500         256,594
The Chase Manhattan Corporation                          2,550         220,894
Mellon Bank Corporation                                  6,600         240,075
Summit Bancorp                                           6,600         275,962
Wells Fargo Company                                      6,900         294,975
                                                                    ----------
                                                                     1,288,500
BROKERAGE 5.9%
Merrill Lynch & Company, Inc.                            3,100         247,806
Paine Webber Group, Inc.                                 5,700         266,475
                                                                    ----------
                                                                       514,281
COMMERCIAL SERVICE 3.2%
Diebold, Inc.                                            9,600         276,000

COMPUTER SOFTWARE 2.8%
Cadence Design Systems, Inc. (b)                        18,900         240,975

ELECTRONIC EQUIPMENT & DISTRIBUTION 10.0%
Arrow Electronics, Inc. (b)                             14,100         267,900
Avnet, Inc.                                              6,100         283,650
Koninklijke Philips Electronics NV ADR                   3,068         309,485
                                                                    ----------
                                                                       861,035
HEALTHCARE - DRUG/DIVERSIFIED 6.2%
ICN Pharmaceuticals, Inc.                                8,500         273,594
Mylan Laboratories, Inc.                                 9,800         259,700
                                                                    ----------
                                                                       533,294
HEALTHCARE - PATIENT CARE 2.1%
Omnicare, Inc.                                          14,100         178,012

HOUSEHOLD APPLIANCES & FURNISHINGS 3.5%
Maytag Corporation                                       4,400         306,625

INSURANCE 9.0%
The Allstate Corporation                                 7,000         251,125
Chubb Corporation                                        4,200         291,900
PartnerRE, Ltd.                                          6,400         239,200
                                                                    ----------
                                                                       782,225
CEMENT 6.2%
Lafarge Corporation                                      7,500         265,781
Southdown, Inc.                                          4,200         269,850
                                                                    ----------
                                                                       535,631
MORTGAGE & RELATED SERVICE 2.7%
Federal National Mortgage Association                    3,400         232,475

RAILROAD 5.9%
Burlington Northern Santa Fe Corporation                 7,700         238,700
Canadian National Railway Company                        4,100         274,700
                                                                    ----------
                                                                       513,400
RETAIL 5.6%
May Department Stores Company                            5,700         232,988
Sears, Roebuck & Company                                 5,700         254,006
                                                                    ----------
                                                                       486,994
METALS & MINING 3.2%
UCAR International, Inc. (b)                            10,800         272,700

TELECOMMUNICATION EQUIPMENT 2.7%
ECI Telecom, Ltd.                                        7,100         235,631

TOBACCO 2.8%
Philip Morris Companies, Inc.                            6,100         245,144
--------------------------------------------------------------------------------
Total Common Stocks (Cost $8,234,259)                                8,547,297
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS (a) 7.5%
COMMERCIAL PAPER
INTEREST BEARING, DUE UPON DEMAND
Pitney Bowes Credit Corporation, 4.82%                $ 53,300          53,300
Warner Lambert Company, 4.91%                          160,200         160,200
Wisconsin Electric Power Company, 4.91%                437,500         437,500
--------------------------------------------------------------------------------
Total Short-Term Investments (Cost $651,000)                           651,000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Total Investments in Securities (Cost $8,885,259) 106.2%             9,198,297
Other Assets and Liabilities, Net (6.2%)                              (537,113)
--------------------------------------------------------------------------------
Net Assets 100.0%                                                   $8,661,184
================================================================================


LEGEND
--------------------------------------------------------------------------------
(a) Short-term investments include any security which has a maturity of less than one year.
(b)  Non-income producing security.

Percentages are stated as a percent of net assets.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
June 30, 1999 (Unaudited)

                                                               Strong Schafer
                                                               Value Fund II
                                                               --------------
ASSETS:
  Investments in Securities, at Value (Cost of $8,885,259)       $9,198,297
  Dividends and Interest Receivable                                  12,015
  Other Assets                                                        8,088
                                                                 ----------
  Total Assets                                                    9,218,400

LIABILITIES:
  Payable for Securities Purchased                                  548,182
  Accrued Operating Expenses and Other Liabilities                    9,034
                                                                 ----------
  Total Liabilities                                                 557,216
                                                                 ----------
NET ASSETS                                                       $8,661,184
                                                                 ==========
NET ASSETS CONSIST OF:
  Capital Stock (par value and paid-in capital)                  $7,955,774
  Undistributed Net Investment Income                                38,700
  Undistributed Net Realized Gain                                   353,672
  Net Unrealized Appreciation                                       313,038
                                                                 ----------
  Net Assets                                                     $8,661,184
                                                                 ==========
Capital Shares Outstanding (Unlimited Number Authorized)            814,444

NET ASSET VALUE PER SHARE                                            $10.63
                                                                     ======


                       See Notes to Financial Statements.

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Six Months Ended June 30, 1999 (Unaudited)

                                                                 Strong Schafer
                                                                  Value Fund II
                                                                 --------------
INCOME:
  Dividends (net of withholding taxes of $1,067)                      $ 65,262
  Interest                                                               8,821
                                                                      --------
  Total Income                                                          74,083

EXPENSES:
  Investment Advisory  Fees                                             29,408
  Custodian Fees                                                         7,458
  Shareholder Servicing Costs                                            7,233
  Professional Fees                                                      5,096
  Organization Expense                                                   2,723
  Other                                                                  2,004
                                                                      --------
  Total Expenses before Waivers and Absorptions                         53,922
  Voluntary Expense Waivers and Absorptions by Advisor                 (18,535)
                                                                      --------
  Expenses, Net                                                         35,387
                                                                      --------
NET INVESTMENT INCOME                                                   38,696

REALIZED AND UNREALIZED GAIN:
  Net Realized Gain on:
    Investments                                                        354,187
    Foreign Currencies                                                       8
                                                                      --------
    Net Realized Gain                                                  354,195
  Net Change in Unrealized Appreciation/Depreciation on Investments    135,565
                                                                      --------
NET GAIN ON INVESTMENTS                                                489,760
                                                                      --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                  $528,456
                                                                      ========


                       See Notes to Financial Statements.


STATEMENTS OF CHANGES IN NET ASSETS
-----------------------------------------------------------------------------------------------
                                                                Strong Schafer Value Fund II
                                                               --------------------------------
                                                               Six Months Ended    Year Ended
                                                                 June 30, 1999    Dec. 31, 1998
                                                               ----------------   -------------
                                                                  (Unaudited)
OPERATIONS:
  Net Investment Income                                           $   38,696        $    9,391
  Net Realized Gain                                                  354,195           165,383
  Net Change in Unrealized Appreciation/Depreciation                 135,565           174,773
                                                                  ----------        ----------
  Net Increase in Net Assets Resulting from Operations               528,456           349,547

DISTRIBUTIONS:
  From Net Investment Income                                            (288)           (9,099)
  From Net Realized Gains on Investments                            (162,907)               --
                                                                  ----------        ----------
  Total Distributions                                               (163,195)           (9,099)

CAPITAL SHARE TRANSACTIONS:
  Proceeds from Shares Sold                                        4,560,484         3,118,810
  Proceeds from Reinvestment of Distributions                        163,195             9,099
  Payment for Shares Redeemed                                       (449,739)         (151,053)
                                                                  ----------        ----------
  Net Increase in Net Assets from Capital Share Transactions       4,273,940         2,976,856
                                                                  ----------        ----------
TOTAL INCREASE IN NET ASSETS                                       4,639,201         3,317,304

NET ASSETS:
  Beginning of Period                                              4,021,983           704,679
                                                                  ----------        ----------
  End of Period                                                   $8,661,184        $4,021,983
                                                                  ==========        ==========
TRANSACTIONS IN SHARES OF THE FUND:
  Sold                                                               441,066           341,863
  Issued in Reinvestment of Distributions                             17,142               931
  Redeemed                                                           (42,955)          (14,752)
                                                                     -------           -------
  Net Increase in Shares of the Fund                                 415,253           328,042
                                                                     =======           =======

                                 See Notes to Financial Statements.

                                                                                             7

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
June 30, 1999 (Unaudited)

1.   ORGANIZATION
     Strong Schafer Value Fund II is a diversified series of Strong Variable Insurance Funds, Inc., an open-end management investment company registered under the Investment Company Act of 1940. The Fund offers and sells its shares only to separate accounts of insurance companies for the purpose of funding variable annuity and variable life insurance contracts. At June 30, 1999, approximately 75% of the Fund's shares were owned by the separate accounts of one insurance company.

2.   SIGNIFICANT ACCOUNTING POLICIES
     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

     (A) Security Valuation -- Securities of the Fund are valued through valuations obtained from a commercial pricing service or the mean of the bid and asked prices, when no last sales price is available. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Securities which are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates fair value.

          The Fund may own certain investment securities which are restricted as to resale. These securities are valued after giving due consideration to pertinent factors, including recent private sales, market conditions and the issuer's financial performance. The Fund generally bears the costs, if any, associated with the disposition of restricted securities. The Fund held no restricted securities at June 30, 1999.

     (B) Federal Income and Excise Taxes and Distributions to Shareholders -- The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is required.

          The  character  of  distributions   made  during  the  year  from  net
          investment income or net realized gains for financial statement purposes may differ from the characterization for federal income tax purposes due to differences in the recognition of income and expense items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

          The Fund generally pays dividends from net investment income and distributes any capital net gains that it realizes annually.

     (C) Realized Gains and Losses on Investment Transactions -- Investment security transactions are recorded as of the trade date. Gains or losses realized on investment transactions are calculated on a first-in, first-out basis.

     (D) Foreign Currency Translation -- Investment securities and other assets and liabilities initially expressed in foreign currencies are converted to U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income are converted to U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

     (E) Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in these financial statements. Actual results could differ from those estimates.

     (F) Other -- Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premium and discounts.

3.   RELATED PARTY TRANSACTIONS
     Strong Capital Management, Inc. (the "Advisor"), with whom certain officers and directors of the Fund are affiliated, provides investment advisory and shareholder recordkeeping and related services to the Fund. Investment advisory fees, which are established by terms of the Advisory Agreement, are based on an annualized rate of 1.00% of the average daily net assets of the Fund. Based on the terms of the Advisory Agreement, advisory fees and other expenses will be waived by the Advisor if the Fund's operating expenses exceed 2% of the average daily net assets of the Fund. In addition, the Fund's Advisor may voluntarily waive or absorb certain expenses at their discretion. Shareholder recordkeeping and related service fees are based on the lesser of various agreed-upon contractual percentages of the average daily net assets of the Fund or a contractually established rate for each participant account. The Advisor is compensated for certain other services related to costs incurred for reports to shareholders.

     Schafer Capital Management, Inc. ("Schafer") manages the investments of the Fund under an agreement with the Advisor. Schafer is compensated by the Advisor (not the Fund) and bears all of its own expenses in providing subadvisory services.

     The Fund may invest cash in money market funds sponsored and managed by the Advisor, subject to certain limitations. The terms of such transactions are identical to those of non-related entities except that, to avoid duplicate investment advisory fees, advisory fees of the Fund are reduced by an amount equal to advisory fees paid to the Advisor under its investment advisory agreement with the money market funds.

--------------------------------------------------------------------------------
June 30, 1999 (Unaudited)

The amount payable to the Advisor at June 30, 1999, shareholder servicing and other expenses paid to the Advisor and unaffiliated directors' fees, excluding the effects of waivers and absorbtions, for the six months then ended were $7,888, $5,783 and $750, respectively.

4.   LINE OF CREDIT
     The Strong Funds have established a line of credit agreement ("LOC") with certain financial institutions to be used for temporary or emergency purposes, primarily for financing redemption payments. Combined borrowings among all participating Strong Funds are subject to a $350 million cap on the total line of credit. For individual Funds, borrowings under the LOC are limited to either the lesser of 15% of the market value of total assets or any explicit borrowing limits in the Fund's prospectus. Borrowings under the LOC bear interest based on prevailing market rates as defined in the LOC. A commitment fee of .07% per annum is incurred on the unused portion of the line of credit and is allocated to all participating Strong Funds. At June 30, 1999, there were no borrowings by the Fund outstanding under the LOC.

5.   INVESTMENT TRANSACTIONS
     The aggregate purchases and sales of long term securities for the six months ended June 30, 1999 were $9,008,462 and $4,869,898, respectively.

6.   INCOME TAX INFORMATION
     At June 30, 1999, the cost of investments in securities for federal income tax purposes was $8,921,735. Net unrealized appreciation of securities was $276,562, consisting of gross unrealized appreciation and depreciation of $674,419 and $397,857, respectively.

     For corporate shareholders in the Fund, the percentage of dividend income distributed for the year ended December 31, 1998, which is designated as qualifying as the dividends-received deduction was 100.0% (unaudited).

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------------------------------------
STRONG SCHAFER VALUE FUND II
-------------------------------------------------------------------------------------------------------------
                                                                                    Period Ended
                                                                          -----------------------------------
                                                                          June 30,     Dec. 31,      Dec. 31,
Selected Per-Share Data(a)                                                 1999(b)       1998        1997(c)
-------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                       $10.08      $ 9.90        $10.00
Income From Investment Operations
  Net Investment Income                                                      0.05        0.03          0.01
  Net Realized and Unrealized Gains (Losses) on Investments                  0.79        0.18         (0.09)
-------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                           0.84        0.21         (0.08)
Less Distributions
  From Net Investment Income                                                (0.00)(d)   (0.03)        (0.01)
  In Excess of Net Investment Income                                           --          --         (0.01)
  From Net Realized Gains                                                   (0.29)         --            --
-------------------------------------------------------------------------------------------------------------
  Total Distributions                                                       (0.29)      (0.03)        (0.02)
-------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                             $10.63      $10.08        $ 9.90
=============================================================================================================
Ratios and Supplemental Data
-------------------------------------------------------------------------------------------------------------
  Total Return                                                              +8.7%        +2.2%        -0.8%
  Net Assets, End of Period (In Millions)                                  $8,661       $4,022         $705
  Ratio of Expenses to Average Net Assets without Waivers and Absorptions    1.8%*        2.0%         1.5%*
  Ratio of Expenses to Average Net Assets                                    1.2%*        1.2%         1.5%*
  Ratio of Net Investment Income to Average Net Assets                       1.3%*        0.7%         0.7%*
  Portfolio Turnover Rate                                                   82.8%        73.3%         3.1%


  *  Calculated on an annualized basis.
(a)  Information  presented  relates  to a share  of  capital  stock of the Fund outstanding for the entire period.
(b)  For the six months ended June 30, 1999 (Unaudited).
(c)  For the period from October 10, 1997 (inception) to December 31, 1997.
(d)  Amount calculated is less than $0.01.


                                          See Notes to Financial Statements.

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